Exhibit 10.24

EXECUTION VERSION

AMENDMENT NO. 2, dated as of March 3, 2010 (this “Amendment No. 2”), to the Second Lien Credit Agreement dated as of April 12, 2007 (as amended prior to the date hereof, the “Credit Agreement”), among SAFENET, INC., a Delaware corporation (as successor to STEALTH ACQUISITION CORP., a Delaware corporation) (“Company”), VECTOR STEALTH HOLDINGS II, L.L.C., a Delaware limited liability company, the financial institutions from time to time party thereto in the capacity of lenders (the “Lenders”), DEUTSCHE BANK TRUST COMPANY AMERICAS, as administrative agent (in such capacity, the “Administrative Agent”) and as collateral agent, CITIBANK, N.A., as syndication agent, and DEUTSCHE BANK SECURITIES INC. and CITIGROUP GLOBAL MARKETS INC., as joint lead arrangers and joint bookrunners.

A. Pursuant to the Credit Agreement, the Lenders have extended credit to Company pursuant to the terms and subject to the conditions set forth therein.

B. Company has requested that the Lenders agree, subject to the conditions and terms set forth in this Amendment No. 2, to amend the Credit Agreement, as set forth below.

C. The Requisite Lenders are willing to amend the Credit Agreement pursuant to the terms and subject to the conditions set forth herein.

D. Capitalized terms used but not defined herein have the meanings assigned to them in the Credit Agreement.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto hereby agree as follows:

ARTICLE I

Buyback Amendments

The Credit Agreement shall be amended as set forth in this Article I effective as of the Effective Date (as defined below).

A. Subsection 1.1 of the Credit Agreement shall be amended by:

1. Replacing the second proviso at the end of the definition of “Eligible Assignee” with the following language:

“; provided that neither Company nor any Subsidiaries of Company shall be an “Eligible Assignee” (but Affiliates of Company who are not Subsidiaries of Company may be Eligible Assignees to the extent permitted by subsection l0.1H).”

2. Inserting the defined term below in alphabetical order in such subsection:

““Affiliated Lender” means any Lender who is or becomes an Affiliate of Company.”

B. Subsection 10.1B(i) of the Credit Agreement shall be amended by replacing the proviso at the end of the last sentence of the first paragraph thereof with the following language:

“; provided, further, that no consent of Administrative Agent shall be required in the case of any assignment of Loans to a Lender, any Affiliate of a Lender, any Approved Fund of a Lender or any Affiliate of Company that is not a Subsidiary of Company to the extent permitted by subsections 10.1H and 10.24.”

C. Subsection 10.1 of the Credit Agreement is hereby amended by adding a new subsection immediately after subsection 10.lG:

“H. Affiliated Lender. Each Affiliated Lender shall be deemed to represent and agree that (i) no part of the consideration paid by it for such assignment of such Loans of such Affiliated Lender was funded by a Restricted Junior Payment or any other distribution by Company or its Subsidiaries, (ii) the Affiliated Lenders shall hold at any time no more than 10% of the aggregate outstanding Loans, First Lien Indebtedness and Revolving Loan Commitments (as defined in the First Lien Credit Agreement), taken together; provided that the Affiliated Lenders shall not hold at any time more than 30% of either of the outstanding Loans or the outstanding First Lien Indebtedness and Revolving Loan Commitments (as defined in the First Lien Credit Agreement), taken together, (iii) such Affiliated Lender shall not assign or sell participations in any Loans to any Person (other than to another Affiliated Lender) until the second anniversary of such Affiliated Lender’s acquisition of such Loans and (iv) such Affiliated Lender shall not forgive obligations of the Loan Parties under such Loans, contribute or participate its interest in such Loans to Company or its Subsidiaries or otherwise take action resulting in such Loans no longer being outstanding (other than accepting its pro rata share of any payments to which such Affiliated Lender is entitled under the Loan Documents). Such representation and agreement by any Affiliated Lender shall be deemed a joint and several representation and agreement by Company under this Agreement.”

D. Section 10 of the Credit Agreement shall be amended by adding a new subsection at the end of such section:

“10.24 Affiliated Lenders.

A. Each Affiliated Lender, in connection with any (a) consent (or decision not to consent) to any amendment, modification, waiver, consent or other action with respect to any of the terms of any Loan Document, (b) other action on any matter related to any Loan Document or (c) direction to Administrative Agent, Collateral Agent or any Lender to undertake any action (or refrain from taking any action) with respect to or under any Loan Document, agrees that, except with respect to any amendment, modification, waiver, consent or other action described in subsection 10.6(A)(a) (but in any event subject to the requirements of subsection 10.1H), it shall be deemed to have voted its interest as a Lender without discretion in such proportion as the allocation of voting with respect to such matter by Lenders who are not Affiliated Lenders; provided that no amendment, modification, waiver, consent or other action with respect to or under any Loan Document shall deprive any Affiliated Lender of its pro rata share of any payments to which such Lender is entitled to share under the Loan Documents (it being understood that this proviso shall not be construed to permit such Affiliated Lender to consent to any amendment, waiver, consent or other action to any Loan Document in violation of subsection 10.1H). Each Affiliated Lender hereby irrevocably appoints Administrative Agent (such appointment being coupled with an interest) as such Affiliated Lender’s attorney-in-fact, with full authority in the place and stead of such Affiliated Lender and in the name of such Affiliated Lender, from time to time in Administrative Agent’s discretion to take any action and to execute any instrument that Administrative Agent may deem reasonably necessary to carry out the provisions of the preceding sentence.

B. Notwithstanding anything to the contrary in this Agreement, no Affiliated Lender shall have any right to (a) attend (including by telephone) any meeting or discussions (or portion thereof) among Administrative Agent or any Lender to which representatives of Company are not then present, (b) receive any information or material prepared by Administrative Agent or any Lender or any communication by or among Administrative Agent and/or one or more Lenders, except to the extent such information or materials have been made available to Company or its representatives, or (c) make or bring (or participate in, other than as a passive participant in or recipient of its pro rata benefits of) any claim, in its capacity as a Lender, against Administrative Agent, Collateral Agent or any other Lender with respect to any duties or obligations or alleged duties or obligations of such agent or any other such Lender under the Loan Documents, provided that this clause (c) shall not bar a claim arising from the gross negligence or willful misconduct of any Lender, Administrative Agent or Collateral Agent as a result of its differential treatment of such Affiliated Lender compared to the other Lenders, other than as permitted by this Agreement.”

ARTICLE II

Aladdin Amendments

The Credit Agreement shall be amended as set forth in this Article II effective as of the Effective Date.

A. The preamble of the Credit Agreement shall be amended by replacing “(“Holdings”)” with “as Holdings (as defined below)”.

B. Subsection 1.1 of the Credit Agreement shall be amended by:

1. Replacing clause (f) at the end of the definition of “Asset Sale” with the following language:

“(f) sales and other dispositions of assets permitted by subsection 7.6 (other than clauses (iv) and clause (x) of the proviso to clause (xv) thereof).”

2. Replacing clause (ii)(h) in the definition of “Consolidated Excess Cash Flow” with the following language:

“(h) any amount distributed during such period as a Restricted Junior Payment permitted by subsection 7.4(v) or subsection 7.4(vi) and”

3. Inserting the words “or that otherwise executes a Guaranty” immediately prior to the period at the end of the definition of “Guarantor”.

4. Replacing the definition of “Guaranty” with the following language:

““Guaranty” means the Second Lien Guaranty executed and delivered by Holdings and existing Domestic Subsidiaries of Company (other than Inactive Subsidiaries) on the Closing Date and to be executed and delivered by additional Subsidiaries of Company from time to time thereafter in accordance with subsection 6.8 and any Holdings Successor in accordance with subsection 7.6(xvi), substantially in the form of Exhibit XII annexed hereto.”

5. Replacing the definition of “Holdings” with the following language:

“Holdings” means Vector Stealth Holdings II, L.L.C., a Delaware limited liability company, or any Holdings Successor pursuant to subsection 7.6(xvi).”

6. Inserting the defined terms below in alphabetical order in such subsection:

““Aladdin Conveyance” means the disposition of Jasmine Holdco and each of its Subsidiaries (including Aladdin Knowledge Systems Ltd., a company organized under the laws of Israel, and each of its Subsidiaries) to Company.

“Aladdin Conveyance Closing Date” means the date of consummation of the Aladdin Conveyance.

“Authentication Assets” means the eToken, Safeword and iKey businesses of Company or any of its Subsidiaries.

“Jasmine Holdco” means Jasmine Holdco, LLC, a Delaware limited liability company.

“Special Restricted Junior Payment Basket Amount” means $50,000,000.”

C. Subsection 1.2B of the Credit Agreement is hereby amended by inserting the following language after “any incurrence” at the beginning of clause (c) in the last sentence thereof:

“or repayment”

D. Subsection 2.4(B)(iii)(d) of the Credit Agreement is hereby amended by inserting the following proviso at the end of the first sentence immediately prior to the period at the end thereof:

“; provided further that for Fiscal Year 2009 only, the Company shall only be required to prepay the Loans pursuant to this clause (d) for such Fiscal Year to the extent the amount of Loans that would be required to be so prepaid but for this proviso (as set forth in the Officer’s Certificate required by subsection 2.4B(iii)(e)) exceeds $5,500,000”

E. Subsection 2.10A of the Credit Agreement is hereby amended by replacing the second sentence thereof with the following language:

“Each tranche of Incremental Loans shall be in an aggregate principal amount that is not less than $10,000,000 (provided that such amount may be less than $10,000,000 if such amount represents all remaining availability under the limit set forth in the next sentence or if such Incremental Loans are used to finance the Aladdin Conveyance).”

F. Subsection 5.1A of the Credit Agreement is hereby amended by deleting the first sentence thereof and replacing it with the following language:

“Company is a corporation, Holdings is a limited liability company (or, if a Holdings Successor, a corporation), each duly organized, validly existing and in good standing under the laws of the State of Delaware.”

G. Subsection 7.4 of the Credit Agreement is hereby amended by (i) replacing the word “and” immediately preceding subsection (v) with a comma, (ii) replacing the period at the end of subsection (v) with the word “and” and (iii) adding the following language immediately after such word “and”:

“(vi) so long as no Event of Default or Potential Event of Default shall have occurred and be continuing or caused thereby, Holdings and Company may make other Restricted Junior Payments after June 30, 2010, if, after giving effect to such Restricted Junior Payment (and after giving effect on a pro forma basis in accordance with subsection 1.2B to (1) the transaction or transactions, if any, generating the proceeds used to finance such Restricted Junior Payment and (2) the voluntary prepayment of Loans pursuant to the proviso to this subsection 7.4(vi)), the Consolidated Leverage Ratio as of the last day of the most recently ended Fiscal Quarter for which financial statements are required to have been delivered is not greater than (x) 3.50:1.00 but greater than 2.75:1.00, in an aggregate amount under this clause (vi) not to exceed 40% of the Special Restricted Junior Payment Basket Amount, (y) 2.75:1.00 but greater than 2.25:1.00, in an aggregate amount under this clause (vi) not to exceed 70% of the Special Restricted Junior Payment Basket Amount and (z) 2.25:1.00, in an aggregate amount under this clause (vi) not to exceed 100% of the Special Restricted Junior Payment Basket Amount; provided that, as a condition to making such Restricted Junior Payment pursuant to this subsection 7.4(vi), Company shall substantially contemporaneously voluntarily prepay (x) prior to the First Lien Term Loan Discharge Date, First Lien Indebtedness in accordance with the First Lien Credit Agreement or (y) on and after the First Lien Term Loan Discharge Date, Loans in accordance with subsection 2.4B(i) in an aggregate principal amount equal to one-fourth of the amount of such Restricted Junior Payment made pursuant to this subsection 7.4(vi) (and, if the transaction generating the proceeds used to finance such Restricted Junior Payment is an Asset Sale consummated pursuant to subsection 7.6(xv), such prepayment amount required by this proviso shall be in addition to any prepayment required to comply with clause (x) of the proviso to subsection 7.6(xv)).”

H. Subsection 7.6 of the Credit Agreement is hereby amended by (i) deleting the word “and” immediately preceding subsection (xiv) and (ii) adding the following language immediately after subsection (xiv):

“(xv) Company and its Subsidiaries may sell or otherwise dispose of any Authentication Assets; provided (x) the Net Asset Sale Proceeds of such sale or disposition must be used to prepay an amount of Loans pursuant to subsection 2.4B(iii)(a) (without giving effect to clause (2) of the first sentence of such subsection regarding rights of reinvestment and without giving effect to the second proviso in the second sentence of such subsection regarding dispositions by Foreign Subsidiaries but with giving effect to any reduction in such prepayment amount required by subsection 2.4B(iii)(e)) equal to the lesser of (1) 100% of such Net Asset Sale Proceeds and (2) an amount of Net Asset Sale Proceeds such that, after giving effect on a pro forma basis in accordance with subsection 1.2B to such disposition and to any prepayment of Loans pursuant to this clause (x), the Consolidated Leverage Ratio as of the last date of the most recently ended Fiscal Quarter shall be not greater than 3.50:1.00, (y) after compliance with the preceding clause (x), any remaining Net Asset Sale Proceeds may be retained by Company and its Subsidiaries (and used by Company and its Subsidiaries for any purpose not prohibited hereunder, including without limitation any Restricted Junior Payment permitted under subsection 7.4) and shall not be subject to the prepayment requirements of subsection 2.4B(iii)(a) and (z) in each case of clause (x) and (y), with respect to the sale or disposal of any Authentication Asset, the consideration received in such Asset Sale shall be at least 75% cash; provided, however, that for purposes of this subclause (z) any Designated Noncash Consideration in an amount not to exceed the greater of (a) $5,000,000 and (b) 1% of Total Assets in the aggregate for all sales or disposals of Authentication Assets following the Aladdin Conveyance Closing Date (provided that for purposes of this proviso any Designated Noncash Consideration which has subsequently been sold for, or otherwise converted to, cash shall not be counted against such limitation to the extent of the cash received) shall be deemed to be cash; provided, further, if Authentication Assets are disposed of in reliance on this subsection 7.6(xv) together with any other assets of Company and its Subsidiaries in any transaction or series of related transactions, for the purpose of calculating compliance with any such other clause of subsection 7.6 on which Company is relying in permitting the disposition of such other disposed assets, the value of such disposed Authentication Assets and such other disposed assets shall be allocated in proportion to the respective revenues generated by such assets during the 12-month period ended as of the last day of the Fiscal Year most recently ended; and

(xvi) Holdings may contribute all of the Capital Stock of Company to a transferee Person (the “Holdings Successor”) that is a newly-formed, Wholly Owned Subsidiary of Holdings, incorporated and existing under the laws of the United States of America, any state thereof or in the District of Columbia that, immediately prior to such contribution, did not hold any assets or conduct, transact or otherwise engage in any business or operations or incur Indebtedness or consensual Liens; provided that:

(a) the conveyance documents giving effect to such contribution shall expressly provide that the contribution of the Capital Stock of Company to the Holding Successor is subject to the Lien on and security interest in effect under the Collateral Documents and after giving effect to such contribution, the Lien on and security interest in the Capital Stock of Company under the Collateral Documents shall remain in effect and be maintained with the same priority as immediately prior to such transfer;

(b) the Holdings Successor shall expressly assume, by documentation satisfactory to the Administrative Agent, all the obligations of Holdings under the Loan Documents, including, but not limited to, the Guaranty by Holdings and the pledge of the Capital Stock of Company;

(c) immediately after giving effect to such transaction, (I) no Potential Event of Default or Event of Default has occurred and is continuing, (II) Company shall be in Pro Forma Compliance (as defined in the First Lien Credit Agreement) and (III) the Collateral Documents and the Liens created on the Capital Stock of Company shall remain in full force and effect with the same priority; and

(d) Company shall have delivered to the Administrative Agent (I) an Officer’s Certificate and a favorable opinion of counsel to such Holdings Successor, as to (v) valid existence and good standing of such Holdings Successor, (w) the due authorization, execution and delivery by such Holdings Successor of the applicable Loan Documents, (x) the enforceability of the Loan Documents against such Holdings Successor, (y) the non-impairment of the Liens under the Collateral Documents (and including matters related to the continued perfection of Liens on the Capital Stock of Company pursuant to the Collateral Documents) and (z) such other matters as Administrative Agent may reasonably request, all of the foregoing to be reasonably satisfactory in form and substance to Administrative

Agent and its counsel; and (II) certified copies of such Holdings Successor’s Organizational Documents, together with a good standing certificate from the Secretary of State of the jurisdiction of its organization, each to be dated a recent date prior to their delivery to Administrative Agent.

The Holdings Successor shall be the successor to Holdings and shall succeed to, and be substituted for, and may exercise every right and power of, Holdings under the Credit Agreement and each other Loan Document, and the predecessor Holdings shall be released from its obligations under the Credit Agreement and each other Loan Document. Each Lender hereby authorizes the Collateral Agent to execute any documents or instruments necessary to effect such release.”

I. Subsection 7.8 of the Credit Agreement is hereby amended by (i) inserting the following at the end of clause (vii) thereof:

“; provided that, upon or after the consummation of an IPO, Company may, at its option, make a one-time payment to Permitted Holders in an aggregate amount not to exceed $12,000,000 in exchange for the termination of the obligation to pay such management and monitoring fees pursuant to the Management Agreement so long as (x) on a pro forma basis in accordance with subsection 1.2B, the Consolidated Leverage Ratio as of the last day of the most recently ended Fiscal Quarter for which financial statements are required to have been delivered is not greater than 3.50:1.00 and (y) the sum of (I) the aggregate amount of cash of Company and its Subsidiaries at such date of determination that would in accordance with GAAP be classified as unrestricted cash and cash equivalents on a consolidated balance sheet of Company plus (II) the excess of the Revolving Loan Commitment Amount (as defined in the First Lien Credit Agreement) over the Total Utilization of Revolving Commitments (as defined in the First Lien Credit Agreement) exceeds $10,000,000; provided, further, that if, at the time an IPO is consummated, Company is not permitted to make such one-time payment in accordance with the foregoing proviso, Company shall be permitted to accrue an aggregate amount not to exceed $12,000,000 in exchange for the termination of the obligation to pay such management and monitoring fees pursuant to the Management Agreement until such time as Company shall be able to satisfy the conditions for making such payment set forth in clauses (x) and (y) of the foregoing proviso”,

(ii) deleting the word “and” immediately preceding subsection 7.8(viii) and (iii) inserting the following immediately prior to the period at the end thereof:

“and (ix) any issuance or sale of the Capital Stock of Company to Holdings in connection with the Aladdin Conveyance that is not otherwise prohibited hereunder”

J. Subsection 7.9B of the Credit Agreement is hereby amended by inserting the following language immediately prior to the period at the end of such subsection:

“, and (v) the formation of any Holdings Successor in accordance with subsection 7.6(xvi)”

ARTICLE III

Representations and Warranties

Company represents and warrants, as of the Effective Date, to Administrative Agent and to each of the Lenders that:

A. This Amendment No. 2 has been duly executed and delivered by Company and constitutes its legal, valid and binding obligation enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors’ rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).

B. The representations and warranties of each Loan Party set forth in the Loan Documents are true and correct in all material respects on and as of the date such representation and warranty is made, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties were true and correct in all material respects as of such earlier date).

C. (x) No Potential Event of Default or Event of Default has occurred and is continuing and (y) Company shall be in Pro Forma Compliance (as defined in the First Lien Credit Agreement).

ARTICLE IV

Conditions to Effectiveness; Termination

A. This Amendment No. 2 shall be deemed executed and delivered and Article V.A. of this Amendment No. 2 shall become effective on the date (the “Execution Date”) on which each of the following conditions is satisfied:

1. Administrative Agent (or its counsel) shall have received from each of the Requisite Lenders and each Loan Party, a counterpart of this Amendment No. 2 signed on behalf of such party;

2. Company shall have paid to Administrative Agent, for the account of each Lender who delivers a signature page to this Amendment No. 2 to Administrative Agent on or prior to the Effective Date (except as otherwise agreed to between Company and any such Lender so long as no such Lender receives a fee in excess of the fee set forth in this clause (B)), a non-refundable amendment fee equal to 0.125% of the Loans and Commitments held by such Lender as of the Execution Date;

3. Company shall have paid all fees and reasonable out-of-pocket costs and expenses of Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Amendment No. 2 (including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for Administrative Agent with respect thereto) pursuant to the terms of the Credit Agreement and fee letter previously entered into between Company and Administrative Agent; and

4. The Execution Date (as defined in Amendment No. 2 to the First Lien Credit Agreement) shall have occurred.

B. Articles I, II and V.B. of this Amendment No. 2 shall become effective on the date (the “Effective Date”) on which each of the following conditions is satisfied; provided that if such conditions are not satisfied on or prior to April 15, 2010, this Amendment No. 2 (including Article V.A.) shall terminate and no longer be in effect and Articles I, II and V.B. of this Amendment No. 2 shall not become effective:

1. The representations and warranties in Article III hereto shall be true and correct as of the Effective Date and after giving effect on a pro forma basis in accordance with subsection 1.2B of the Credit Agreement to Article II hereto and the Aladdin Conveyance;

2. Administrative Agent shall have received an Officer’s Certificate, in form and substance reasonably satisfactory to Administrative Agent, to the effect that (i) Company shall have performed in all material respects all agreements and satisfied all conditions which this Article IV provides shall be performed or satisfied by it on or before the Aladdin Conveyance Closing Date and (ii) the Aladdin Conveyance shall have been comsummated in accordance with the terms described in clause 3 below;

3. The Aladdin Conveyance shall have been consummated, consideration for which paid by Holdings and its Subsidiaries shall be (i) cash of Company in an aggregate amount not to exceed $43,000,000, (ii) the issuance of additional Capital Stock of Holdings to certain existing equity holders of Holdings and (iii) the issuance of additional Capital Stock of Company to Holdings (which Capital Stock will be pledged by Holdings to Collateral Agent in accordance with the terms of the Loan Documents), and, immediately after giving effect to the Aladdin Conveyance, Jasmine Holdco and each of its Subsidiaries (including Aladdin Knowledge Systems Ltd., a company organized under the laws of Israel, and each of its Subsidiaries) shall be Subsidiaries of Company;

4. The Execution Date shall have occurred; and

5. The Effective Date (as defined in Amendment No. 2 to the First Lien Credit Agreement) shall have occurred.

ARTICLE V

Consent

A. OEM Net Asset Sale Proceeds. Effective as of the Execution Date, Administrative Agent and the Lenders consent to the use of any Net Asset Sale Proceeds from the sale or disposition of the OEM business line of Company and its Subsidiaries to fund the Aladdin Conveyance if such sale or disposition shall have been consummated on or prior to the Aladdin Conveyance Closing Date notwithstanding the provisions of subsection 2.4B(iii)(a).

ARTICLE VI

Miscellaneous

A. Credit Agreement. Except as expressly set forth herein, this Amendment No. 2 shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, Administrative Agent, Company or any other Loan Party under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. After the Effective Date, any reference to the Credit Agreement shall mean the Credit Agreement as modified hereby; provided that any reference in the Credit Agreement to the date of the Credit Agreement, as modified hereby shall in all instances remain as of April 12, 2007, and references in the Credit Agreement to “the date hereof” and “the date of this Agreement,” and phrases of similar import, shall in all instances be and continue to refer to April 12, 2007, and not the date of this Amendment No. 2. This Amendment No. 2 shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

B. Governing Law. THIS AMENDMENT NO. 2 AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AMENDMENT NO. 2 MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, IN EACH CASE WHICH ARE LOCATED IN THE COUNTY OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AMENDMENT NO. 2, COMPANY HEREBY IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS.

C. Counterparts. This Amendment No. 2 may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with Company and Administrative Agent.

D. Headings. The headings of the several sections and subsections of this Amendment No. 2 are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Amendment No. 2.

E. Severability. Any provision of this Amendment No. 2 held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be duly executed by their respective authorized officers as of the day and year first written above.

SAFENET, INC., as Company

By:	/s/ Chris Fedde
Name: Chris Fedde
Title: President

VECTOR STEALTH HOLDINGS II, L.L.C., as Holdings

By: Vector SA Holdings, LLC, its Managing Member

By: Vector Capital Partners III, LLC, its General Partner

By:	/s/ Alexander R. Slusky
Name: Alexander R. Slusky
Title: Managing Member

INGRIAN NETWORKS, LLC, as a Guarantor

By:	/s/ Chris Fedde
Name: Chris Fedde
Title: President

MEDIASENTRY, INC., as a Guarantor

By:	/s/ Chris Fedde
Name: Chris Fedde
Title: President

[Signature Page to Amendment No. 2 to Second Lien Credit Agreement]

RBNO CORPORATION, as a Guarantor

By:	/s/ Chris Fedde
Name: Chris Fedde
Title: President

SAFENET ASSURED DECISIONS, LLC, as a Guarantor

By: SafeNet, Inc., its Managing Member

By:	/s/ Chris Fedde
Name: Chris Fedde
Title: President

SAFENET GOVERNMENT SOLUTIONS, LLC, as a Guarantor

By: SafeNet, Inc., its Managing Member

By:	/s/ Chris Fedde
Name: Chris Fedde
Title: President

[Signature Page to Amendment No. 2 to Second Lien Credit Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be duly executed by their respective authorized officers as of the clay and year first written above.

SAFENET, INC., as Company

By:	/s/ Chris Fedde
Name: Chris Fedde
Title: President

VECTOR STEALTH HOLDINGS II, L.L.C., as Holdings

By: Vector SA Holdings, LLC, its Managing Member

By: Vector Capital Partners III, LLC, its General

By:	/s/ Alexander R. Slusky
Name: Alexander R. Slusky
Title: Managing Member

INGRIAN NETWORKS, LLC, as a Guarantor

By:	/s/ Chris Fedde
Name: Chris Fedde
Title: President

MEDIASENTRY, INC., as a Guarantor

By:	/s/ Chris Fedde
Name: Chris Fedde
Title: President

[Signature Page to Amendment No. 2 to Second Lien Credit Agreement]

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Administrative Agent

By:	/s/ Paul O’Leary
Name: Paul O’Leary
Title: Director

By:	/s/ Enrique Landaeta
Name: Enrique Landaeta Title: Vice President

[Signature Page to Amendment No. 2 to Second Lien Credit Agreement]

Deutsche Bank Trust Company Americas, as a Lender

By:	/s/ Paul O’Leary
Name: Paul O’Leary
Title: Director

/s/ Evelyn Thierry
Name: Evelyn Thierry
Title: Vice President

Signature Page to Amendment No. 2 to Second Lien Credit Agreement

BIockRock Floating Rate Income Trust

BlackRock Senior Income Series IV

Magnetite V CLO, Limited

Master Senior Floating Rate LLC

as a Lender

By:	/s/ Zachary Alpern
Name: Zachary Alpern
Title: Authorized Signatory

Signature Page to Amendment No. 2 to Second Lien Credit Agreement

Eagle Creek CLO, Ltd., as a Lender

By:	/s/ Bryan Higgins
Name: Bryan Higgins
Title: Authorized Signor

Signature Page to Amendment No. 2 to Second Lien Credit Agreement

Fall Creek CLO, Ltd., as a Lender

By:	/s/ Bryan Higgins
Name: Bryan Higgins
Title: Authorized Signor

Signature Page to Amendment No. 2 to Second Lien Credit Agreement

Deutsche Bank AG New York Branch, as a Lender

By:	/s/ Paul O’Leary
Name: Paul O’Leary
Title: Director

/s/ Evelyn Thierry
Name: Evelyn Thierry
Title: Vice President

Signature Page to Amendment No. 2 to Second Lien Credit Agreement

Deutsche Bank AG New York Branch, as a Lender

By: DB Services New Jersey, Inc.

By:	/s/ Edward Schaffer
Name: Edward Schaffer
Title: Vice President

By:	/s/ Alice L. Wagner
Name: Alice L. Wagner
Title: Vice President

[Signature Page to Amendment No. 2 to Second Lien Credit Agreement]

DFR Middle Market CLO Ltd., as a Lender

By:	/s/ Dante Arciero
Name: Dante Arciero
Title: Vice President

[Signature Page to Amendment No. 2 to Second Lien Credit Agreement]

FM LEVERAGED CAPITAL FUND I, as a Lender
By: GSO / Blackstone Debt Funds Management LLC as Subadviser to FriedbergMilstein LLC

By:	/s/ Daniel H. Smith
Name:	Daniel H. Smith
Title:	Authorized Signatory

Signature Page to Amendment No. 2 to Second Lien Credit Agreement

FRIEDBERGMILSTEIN PRIVATE CAPITAL FUND I, as a Lender
By: GSO / Blackstone Debt Funds Management LLC as Subadviser to FriedbergMilstein LLC

By:	/s/ Daniel H. Smith
Name:	Daniel H. Smith
Title:	Authorized Signatory

Signature Page to Amendment No. 2 to Second Lien Credit Agreement

FM LEVERAGED CAPITAL FUND II, as a Lender
By: GSO / Blackstone Debt Funds Management LLC as Subadviser to FriedbergMilstein LLC

By:	/s/ Daniel H. Smith
Name:	Daniel H. Smith
Title:	Authorized Signatory

Signature Page to Amendment No. 2 to Second Lien Credit Agreement

GALE FORCE 1 CLO, LTD., as a Lender
By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Daniel H. Smith
Name:	Daniel H. Smith
Title:	Authorized Signatory

Signature Page to Amendment No. 2 to Second Lien Credit Agreement

GALE FORCE 2 CLO, LTD., as a Lender
By GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Daniel H. Smith
Name:	Daniel H. Smith
Title:	Authorized Signatory

Signature Page to Amendment No. 2 to Second Lien Credit Agreement

GALE FORCE 3 CLO, LTD., as a Lender
By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Daniel H. Smith
Name:	Daniel H. Smith
Title:	Authorized Signatory

Signature Page to Amendment No. 2 to Second Lien Credit Agreement

HUDSON STRAITS CLO 2004, LTD., as a Lender
By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Daniel H. Smith
Name:	Daniel H. Smith
Title:	Authorized Signatory

Signature Page to Amendment No. 2 to Second Lien Credit Agreement

MidOcean Credit Opportunity Master Fund LP, as a Lender

By:	/s/ James M. Wiant
Name: James M. Wiant
Title: Principal

[Signature Page to Amendment No. 2 to Second Lien Credit Agreement]

MidOcean Credit Opportunity, Master Fund LP, as a Lender

By:	/s/ Michael Apfel
Name: Michael Apfel
Title: Managing Director

Signature Page to Amendment No. 2 to Second Lien Credit Agreement

ORIX Finance Corp., as a Lender

By:	/s/ Christopher L. Smith
Name: Christopher L. Smith
Title: Sr. Managing Director

Signature Page to Amendment No. 2 to Second Lien Credit Agreement

SOL Loan Funding LLC, as a Lender

By:	/s/ Adam Kaiser
Name: Adam Kaiser
Title: ATTORNEY-IN-FACT

Signature Page to Amendment No. 2 to Second Lien Credit Agreement

Valinor Capital Partners Offshore Master Fund, L.P., as a Lender

By:	David Angstreich
Name: David Angstreich
Title: CFO

[Signature Page to Amendment No. 2 to Second Lien Credit Agreement]

Valinor Capital Partners, L.P., as a Lender

By:	David Angstreich
Name: David Angstreich
Title: CFO

[Signature Page to Amendment No. 2 to Second Lien Credit Agreement]